Exhibit 10.3

AMENDMENT NO. 1

[EMPLOYMENT][SEVERANCE] AGREEMENT

November , 2010

[Name]

c/o Cobalt International Energy, Inc.

Two Post Oak Central

1980 Post Oak Blvd., Suite 1200

Houston, TX  77056

Dear [Name]:

In connection with the initial public offering (the “IPO”) of shares of common stock of Cobalt International Energy, Inc. (the “Company”), you entered into an [employment][severance] agreement with the Company dated as of [October 23, 2009](1) (the “[Employment][Severance] Agreement”).

Pursuant to Annex II of the [Employment][Severance] Agreement, you agreed not to transfer a specified number of shares of Company common stock issued to you in connection with the IPO.  We are pleased to inform you that Annex II of the Employment Agreement is hereby amended as follows.

The references to “[80%]”(2) in the definition of “Specified Number” are hereby amended effective immediately to be “[60%]”(3).

This Amendment No. 1 to the [Employment][Severance] Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(1)  Mr. Bryant’s amendment will provide: November 12, 2009.

(2)  Mr. Bryant’s amendment will provide: 90%.

(3)  Mr. Bryant’s amendment will provide: 70%.

Very truly yours,

COBALT INTERNATIONAL ENERGY, INC.

By:
Name:
Title: